United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date Of Report (Date Of Earliest Event Reported):    June 19, 2009

The South Financial Group, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

0-15083
(Commission File Number)

South Carolina	57-0824914
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

102 South Main Street
Greenville, South Carolina 29601
(Addresses Of Principal Executive Offices)

(864) 255-7900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     Effective June 23, 2009, The South Financial Group, Inc. (the “Company”) amended its articles of incorporation to include a Certificate of Designations (the “Certificate of Designations”) creating a newly-created series of its preferred stock, consisting of 94,500 shares of Mandatory Convertible Non-cumulative Preferred Stock Series 2009-A, no par value and a $1,000 liquidation preference per share (the “Series 2009-A Preferred Stock”).

     The Series 2009-A Preferred Stock will have the voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions as set forth on the Certificates of Designation. Additional information regarding the terms of the Preferred Stock is set forth in Item 3.02 of the Company’s Current Report on Form 8-K, filed June 18, 2009, which is incorporated herein by reference.

     The forgoing description of the Certificate of Designations is a summary only, and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.            OTHER EVENTS.

     On June 19, 2009, The South Financial Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, as underwriter (the “Underwriter”) pursuant to which the Company agreed to issue and sell 75,000,000 shares (the “Initial Shares”) of the Company’s common stock, $1.00 par value (the “Common Stock”), at a public offering price of $1.00 per share in an underwritten public offering (the “Offering”). In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriter an option (the “Option”) to purchase up to an additional 10,000,000 shares of Common Stock (the “Option Shares”) within 30 days of June 19, 2009. On June 24, 2009, the Offering was completed. As of June 24, 2009, the Underwriter has not yet exercised the Option. The net proceeds of the Offering without giving effect to any exercise of the Option, after underwriting discounts and commissions were $70,875,000.

     Pursuant to the Underwriting Agreement, the Company agreed to a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions. Also pursuant to the Underwriting Agreement, the directors and executive officers of the Company entered into agreements in substantially the form included in the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

     The Initial Shares and the Option Shares were registered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-157706), filed on March 5, 2009 and amended on March 27, 2009 and April 17, 2009 (the “Registration Statement”). The terms of the Offering are described in the Company’s Prospectus dated April 22, 2009, constituting a part of the Registration Statement (hereinafter described), as supplemented by the Preliminary Prospectus Supplement dated June 18, 2009 and the Final Prospectus Supplement dated June 19, 2009. The Underwriting Agreement is included as Exhibit 1.1 hereto.

Item 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description
1.1	Underwriting Agreement, between The South Financial Group, Inc. and Morgan Stanley & Co. Incorporated

3.1	Articles of Amendment, dated June 23, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

Date: June 24, 2009	By: /s/ William P. Crawford, Jr.
William P. Crawford, Jr.
Executive Vice President, Chief Legal & Risk Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, between The South Financial Group, Inc. and Morgan Stanley & Co. Incorporated

3.1	Articles of Amendment, dated June 23, 2009